December 10, 2015

DREYFUS SHORT DURATION BOND FUND

Supplement to Statement of Additional Information dated
February 1, 2015, as revised or amended, February 27, 2015, March 9, 2015, April 1, 2015, May 1, 2015, June 1, 2015, July 1, 2015, July 31, 2015, September 1, 2015, October 1, 2015, November 1, 2015, November 10, 2015 and December 1, 2015
Shareholders of record at the close of business on January 7, 2016 will be asked to vote on changing the fund's investment objective and investment policy regarding industry concentration at a special meeting of shareholders to be held on March 10, 2016, as described in the supplement to the fund's prospectus dated as of December 10, 2015 (the "Prospectus Supplement").  In connection with the proposed changes to the fund's investment objective and investment policy regarding industry concentration, the fund's name will be changed to "Dreyfus Ultra Short Income Fund."  The fund will not change its investment objective, investment policy regarding industry concentration and other investment management policies, and all of the other proposed changes described in the Prospectus Supplement and in this supplement to the SAI will not be implemented, unless shareholders approve changing the fund's investment objective and investment policy regarding industry concentration at the special meeting of shareholders.  If shareholders approve changing the fund's investment objective and investment policy regarding industry concentration, the proposed changes will take effect on or about April 1, 2016 (the "Effective Date").
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As of the Effective Date, the following supersedes and replaces any contrary information in the section of the SAl entitled "Investments, Investment Techniques and Risks" with respect to the fund:
Subject to shareholder approval of the proposed changes to the fund's investment objective and investment policy regarding industry concentration referred to above:
•	The fund no longer would be permitted to invest up to 5% of its assets in fixed-income securities rated below investment grade or the unrated equivalent as determined by the Adviser.
•	The fund would be permitted to invest no more than 5% of its assets in pay-in-kind and step-up securities.
•	The fund would be permitted to invest no more than 5% of its assets in floating rate loans.
•	The fund no longer would be permitted to invest in private mortgage-related securities.
•	The fund would be permitted to invest more than 30% of its assets in foreign securities; however, the fund would be permitted to invest only in U.S. dollar-denominated foreign securities.
•	The fund no longer would be permitted to invest up to 5% of its assets in securities of issuers of emerging market countries.
•	The fund no longer would be permitted to use derivatives as part of its principal investment strategy.
•	The fund no longer would be permitted to engage in foreign currency transactions.
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As of the Effective Date, the following supersedes and replaces any contrary information in the section of the SAl entitled "Investments Restrictions" with respect to the fund:
Subject to shareholder approval as described above, as a matter of Fundamental Policy, the fund may not:
5.  Industry Concentration
Invest 25% or less of its total assets in securities issued by companies in the financial services industry and repurchase agreements secured by such obligations and will not invest more than 25% of its total assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Notwithstanding the foregoing, for temporary defensive purposes the fund may invest less than 25% of its assets in securities issued by companies in the financial services industry.
Subject to shareholder approval as described above, with respect to the fund's policy related to its name:
•	The fund no longer would be required to normally invest at least 80% of its net assets, plus any borrowings for investment purposes, in bonds (or other instruments with similar economic characteristics).
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